MFS(R) CORE GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                            MFS(R) RESEARCH BOND FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                              MFS(R) RESEARCH FUND
                                MFS(R) VALUE FUND

                      Supplement to the Current Prospectus



         Effective May 1, 2006, shareholders of each Fund listed above may request that their shares are converted into Class W shares of the same Fund, if they satisfy the eligibility requirements for class W shares. Conversions to Class W shares may not be available if your account is not held through a financial intermediary sponsor of a fee-based wrap program that has entered into an agreement with the Fund's distributor to offer class W shares to clients of the fee-based wrap program. If your account is held through a financial intermediary of a fee-based wrap program, please contact your financial intermediary sponsor of the fee-based wrap program to determine if class W shares are available to you and to learn about other rules that may apply.

         If a shareholder of another class of each Fund converts to Class W shares of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.



                   The Date of this Supplement April 28, 2006.